UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): August 20, 2018

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 20, 2018, Boston Scientific Corporation (the "Company") entered into a $1.000 billion credit agreement (the "2018 Credit Agreement") by and among the Company, as Borrower, the several lenders party thereto, Bank of America, N.A., MUFG Bank, LTD., and Sumitomo Mitsui Banking Corporation, as Syndication Agents, and Wells Fargo Bank, N.A., as Administrative Agent.

The 2018 Credit Agreement provides for a $1.000 billion 364 Day Term Loan (the "2018 Term Loan"), maturing on August 19, 2019. The principal amount of the 2018 Term Loan will bear interest at an annual rate of LIBOR plus a margin of 0.65%. In addition, the Company will pay an upfront fee and customary expenses. The 2018 Term Loan will be used for general corporate purposes including repayment of commercial paper.

The Company may increase the 2018 Term Loan commitments or establish a new term loan credit facility under the 2018 Credit Agreement in an aggregate principal amount not to exceed $500,000,000 upon prior notice to the Administrative Agent and pursuant to procedures established by the Administrative Agent and acceptable to the Company.

The 2018 Credit Agreement contains covenants which, among other things, require that the Company maintain a maximum leverage ratio of 3.50x. The ratio is calculated based on earnings before interest, taxes, depreciation and amortization, as adjusted pursuant to the 2018 Credit Agreement (“Consolidated EBITDA”). The 2018 Credit Agreement contains customary events of default, which may result in the acceleration of any outstanding commitments.

The Company has customary corporate and commercial banking relationships with the lenders, the Syndication Agents and the Administrative Agent and their affiliates.

A copy of the 2018 Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the 2018 Credit Agreement is qualified in its entirety by reference to the full text of the 2018 Credit Agreement.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.        Description

10.1
Credit Agreement dated as of August 20, 2018, by and among Boston Scientific Corporation, the several lenders parties thereto, Bank of America, N.A., MUFG Bank, LTD., and Sumitomo Mitsui Banking Corporation, as Syndication Agents, and Wells Fargo Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 21, 2018	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel